UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2023

Cowen Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	COWN	The Nasdaq Global Market
7.75% Senior Notes Due 2033	COWNL	The Nasdaq Global Market

Introductory Note.

On March 1, 2023 (the “Closing Date”), Cowen Inc., a Delaware corporation (the “Company”), completed the previously announced merger of Crimson Holdings Acquisition Co., a Delaware corporation (“Merger Sub”) and an indirect wholly owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Parent”), with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (sometimes referred to as the “Surviving Corporation”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of August 1, 2022 (the “Merger Agreement”), by and among Parent, Merger Sub and the Company, as previously disclosed by the Company on August 2, 2022 in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”).

Item 1.01          Entry into a Material Definitive Agreement.

The information set forth in the section entitled “Post-Closing Reorganization” of Item 2.01 of this report is incorporated by reference in this Item 1.01.

Item 1.02          Termination of a Material Definitive Agreement.

Credit Agreement

As previously reported, the Company entered into that certain Credit Agreement, dated as of March 24, 2021 (as amended, the “Credit Agreement”), by and among the Company, as borrower, the several lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent, swingline lender, an issuing bank, lead arranger, bookrunner and syndication agent. On the Closing Date, in connection with the consummation of the Merger, the Company terminated and repaid in full all outstanding obligations due under the Credit Agreement.

2033 Notes

As previously reported, the Company entered into that certain Senior Notes Indenture, dated as of October 10, 2014 (the “Base Indenture”), as amended and supplemented by the Third Supplemental Indenture, dated as of June 11, 2018 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company, as issuer, and The Bank of New York Mellon, as trustee, security registrar and paying agent (in each such capacity, the “Trustee”), relating to the Company’s 7.75% Senior Notes due 2033 (the “2033 Notes”). On the Closing Date, in connection with the consummation of the Merger, the Company (i) satisfied and discharged the Indenture and (ii) issued and delivered a notice of redemption to the holders of the 2033 Notes to redeem all $100,000,000 in aggregate principal amount thereof at a redemption price equal to 100% of the principal amount to be redeemed plus the accrued and unpaid interest to, but excluding, the redemption date. On the Closing Date, the Company deposited with the Trustee the applicable payments to satisfy and discharge the Indenture and to eventually redeem the 2033 Notes. The 2033 Notes are expected to be redeemed on June 15, 2023.

2024 Notes

As previously reported, the Company entered into that certain Note Purchase Agreement, dated as of April 25, 2019, as supplemented by certain additional Note Purchase Agreements, dated as of May 3, 2019 (in each case, as amended or supplemented, collectively, the “Note Purchase Agreement”), by and between the Company and the purchasers named therein, relating to the Company’s 7.25% Senior Notes due 2024 (the “2024 Notes”). On the Closing Date, in connection with the consummation of the Merger, the Company issued and delivered a notice of redemption to holders of the 2024 Notes to redeem all $78,000,000 in aggregate principal amount thereof at a redemption price equal to the make-whole amount calculated in accordance with the Note Purchase Agreement. The 2024 Notes are expected to be redeemed on March 13, 2023.

The information set forth in the Introductory Note of this report is incorporated by reference in this Item 1.02.

Item 2.01          Completion of Acquisition or Disposition of Assets.

Merger Agreement

On the Closing Date, pursuant to and in accordance with the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of the Class A Common stock, par value $0.01 per share, of the Company (the “Class A Company Common Stock”) issued and outstanding immediately prior to the Effective Time and each share of Class B Common Stock, par value $0.01 per share, of the Company (together with the Class A Company Common Stock, “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (in each case except for (i) shares of Company Common Stock owned by the Company or Parent (in each case, other than shares of Company Common Stock (A) held in trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity, or (B) held, directly or indirectly, in respect of a debt previously contracted) and (ii) any shares of Company Common Stock with respect to which dissenters’ rights have been exercised) was automatically canceled and converted into the right to receive $39.00 in cash, without interest (the “Merger Consideration”).

In addition, at the Effective Time, except as otherwise agreed in writing between Parent and any individual holder, all outstanding awards granted under the Company’s 2010 Equity and Incentive Plan and 2020 Equity Incentive Plan, each as amended from time to time, was treated as follows:

●
each outstanding restricted stock unit award (“Company RSU”) (other than a Director RSU (as defined in the Merger Agreement)) that was or became vested at the Effective Time in accordance with its terms was canceled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time, and (ii) the Merger Consideration;

●
each outstanding Company RSU that was not and did not become vested at the Effective Time in accordance with its terms was assumed by Parent, subject to the same terms and conditions applicable to such Company RSU immediately prior to the Effective Time, except that such Company RSU is in respect of a number of Parent Common Shares (as defined in the Merger Agreement) that is equal to (i) the number of shares of Company Common Stock underlying such Company RSU immediately prior to the Effective Time, multiplied by (ii) a fraction, (A) the numerator of which was the Merger Consideration and (B) the denominator of which was the average closing price, rounded to the nearest cent, per Parent Common Share on the New York Stock Exchange for the period of ten consecutive trading days immediately preceding (but not including) the Effective Time (the “Exchange Ratio”);

●
each outstanding deferred cash award (“Company DCA”) that was or became vested at the Effective Time in accordance with its terms was canceled and converted into the right to receive an amount in cash equal to the amount of such Company DCA, plus any then-accrued and unpaid interest calculated in accordance with the terms of the applicable award agreement, less applicable taxes required to be withheld with respect to such payment;

●
each outstanding Company DCA that was not and did not become vested at the Effective Time in accordance with its terms was assumed by Parent, subject to the same terms and conditions applicable to such Company DCA;

●
each outstanding performance stock unit award (“Company PSU”) for which the applicable performance period was complete but had not yet been settled as of immediately prior to the Effective Time was canceled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (i) the number of shares of Company Common Stock subject to such Company PSU immediately prior to the Effective Time, based on actual achievement of applicable performance goals as reasonably determined by the compensation committee of the Company Board, and (ii) the Merger Consideration;

●
each outstanding Company PSU for which the applicable performance period was not complete as of immediately prior to the Effective Time was assumed by Parent, based on target level of performance (other than any Company PSU for which the applicable performance period ended on or before December 31, 2022, in which case, such assumption was based on actual achievement of applicable performance goals prior to the Effective Time as reasonably determined by the compensation committee of the Company Board) and otherwise subject to the same terms and conditions applicable to such Company PSU, except that such assumed Company PSU is (i) no longer  subject to performance conditions following the Effective Time and (ii)  in respect of a number of Parent common shares that is equal to (A) the number of shares of Company Common Stock underlying such Company PSU, multiplied by (B) Exchange Ratio;

●
each outstanding Director RSU (whether vested or unvested) as of immediately prior to the Effective Time was canceled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the number of shares of Company Common Stock subject to such Director RSU immediately prior to Effective Time, and (ii) the Merger Consideration; and

●
 any dividend equivalent rights associated with any Company RSU, Company PSU or Director RSU that was credited in the form of (i) additional Company RSUs, Company PSUs or Director RSUs, as applicable, was treated in the same manner as the award to which such dividend equivalent right related and (ii) cash will be paid at the same time or times the award to which the dividend equivalent rights relate is paid or settled.

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K by the Company with the SEC on August 2, 2022, and is incorporated herein by reference.

Post-Closing Reorganization

Following the Effective Time, on March 1, 2023, certain subsidiaries of the Company were sold to Parent or a wholly owned subsidiary of Parent for aggregate consideration of $273,332,000 (subject to customary post-closing adjustments) and the Company entered into a loan agreement among the Company as borrower and Toronto Dominion Holdings (U.S.A.) Inc., a wholly owned subsidiary of Parent, as lender, pursuant to which a twelve-month uncommitted revolving line of credit in an aggregate principal amount of $1,600,000,000 was established.

The information set forth in the Introductory Note of this report is incorporated by reference in this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and the section entitled “Post-Closing Reorganization” of Item 2.01 of this report is incorporated by reference in this Item 2.03.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in the Introductory Note and Item 1.02 of this report is incorporated by reference in this Item 2.04.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company requested that The NASDAQ Stock Market LLC (“NASDAQ”) suspend trading of the Class A Company Common Stock and the 2033 Notes and file with the SEC an application on Form 25 to delist and deregister the Class A Company Common Stock and the 2033 Notes under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of the Class A Company Common Stock and the 2033 Notes from NASDAQ will be effective 10 days after the filing of the Form 25. Following the effectiveness of such Form 25, the Company intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Class A Company Common Stock and the 2033 Notes under Section 12(g) of the Exchange Act and the suspension of Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Class A Company Common Stock and the 2033 Notes.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this report is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred on the Closing Date and the Company became a wholly owned subsidiary of Parent.

The information set forth in the Introductory Note, Item 2.01 and Item 5.02 of this report is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Merger, each of Jeffrey M. Solomon, Brett Barth, Katherine E. Dietze, Gregg A. Gonsalves, Lorence H. Kim, Steven Kotler, Lawrence E. Leibowitz, Margaret L. Poster and Douglas A. Rediker ceased to be a member of the board of directors of the Company (the “Company Board”). At the Effective Time, the directors of Merger Sub as of immediately prior to the Effective Time became the directors of the Surviving Corporation.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of the Surviving Corporation was amended and restated in the form set forth as Exhibit A to the Merger Agreement. At the Effective Time, the bylaws of the Company were amended and restated to be substantially identical to the bylaws of Merger sub as in effect immediately prior to the Effective Time.

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Surviving Corporation are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated by reference in this Item 5.03.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 5.03.

Item 8.01	Other Events

On March 1, 2023, the Company and Parent issued a joint press release announcing the consummation of the Merger. A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also on March 1, 2023, the Company issued a press release announcing the mandatory conversion of the Company’s 5.625% Series A Cumulative Perpetual Convertible Preferred Stock. A copy of such press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
2.1*
Agreement and Plan of Merger, dated as of August 1, 2022, by and among Cowen Inc., The Toronto-Dominion Bank and Crimson Holdings Acquisition Co. incorporated by reference to Exhibit 2.1 to the Current Report on Form 8- K filed by Cowen Inc. with the SEC on August 2, 2022.

3.1	Amended and Restated Certificate of Incorporation of Cowen Inc., dated as of March 1, 2023.
3.2	Amended and Restated Bylaws of Cowen Inc., dated as of March 1, 2023.
99.1	Joint Press Release, dated March 1, 2023, issued by Cowen Inc. and The Toronto-Dominion Bank.
99.2	Press Release, dated March 1, 2023, issued by Cowen Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
*	Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Date: March 1, 2023	By:	/s/ Owen S. Littman
		Name:	Owen S. Littman
		Title:	General Counsel